Exhibit 8.1

September 5, 2003

Northwest Airlines Corporation
Northwest Airlines, Inc.
2700 Lone Oak Parkway
Eagan, MN  55121

Dear Sirs:

We have acted as special tax counsel to Northwest Airlines Corporation, a Delaware corporation (“NWA Corp.”) and Northwest Airlines, Inc., a Minnesota corporation (the “Company”), in connection with the issuance of $604,104,000 aggregate principal amount of Class D Pass Through Trust Certificates, Series 2003-1 (the “Class D Certificates”) pursuant to the exchange offers contemplated by the Prospectus (as defined below). Capitalized terms used herein unless otherwise defined herein have the respective meanings given them in the Prospectus.

We have examined the Registration Statement on Form S-4 (File No. 333-105356) filed by NWA Corp. and the Company under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”) and the statements set forth under the caption “Certain Federal Income Tax Considerations” in the Prospectus included in the Registration Statement (the “Prospectus”).  In addition, we have examined the following:

(i)            the Pass Through Trust Agreement dated as of June 3, 1999 by and among NWA Corp., the Company and U.S. Bank Trust National Association, as trustee and successor to State Street Bank and Trust Company of Connecticut, National Association (the “Trustee”) (the “Basic Agreement”);

(ii)           the Trust Supplement No. 2003-1 to the Basic Agreement to be entered into on the Exchange Date identical to the form attached as Exhibit 4.2 to the Registration Statement, by and among NWA Corp., the Company and U.S. Bank Trust National Association, as trustee (the “2003-1 Trustee”), (the Basic Agreement as so supplemented by the Trust Supplement No. 2003-1 to the Basic Agreement, the “Pass Through Trust Agreement”);

(iii)          the Intercreditor Agreement dated as of June 25, 1999 (the “Original 1999-2 Intercreditor Agreement”), by and among the Trustees parties thereto, Citibank, N.A. and U.S. Bank National Association, as successor to State Street Bank and Trust Company (“U.S. Bank”), not in its individual capacity, except as set forth therein, but solely as subordination agent (the “Subordination Agent”), to be amended on the Exchange Date by an amendment identical to the “First Amendment to Intercreditor Agreement Series 1999-2” attached as Exhibit 99.15 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 1999-2 Intercreditor Agreement (the “1999-2 Intercreditor Amendment”) (the Original 1999-2 Intercreditor Agreement, as amended by the 1999-2 Intercreditor Amendment, the “1999-2 Intercreditor Agreement”);

(iv)          the Intercreditor Agreement dated as of December 9, 1999 (the “Original 1999-3 Intercreditor Agreement”), by and among the Trustees parties thereto, Morgan Stanley Capital Services, Inc., MBIA Insurance Corporation and U.S. Bank, as the Subordination Agent, to be amended on the Exchange Date by an amendment identical to the “First Amendment to Intercreditor Agreement Series 1999-3” attached as Exhibit 99.16 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 1999-3 Intercreditor Agreement (the “1999-3 Intercreditor Amendment”) (the Original 1999-3 Intercreditor Agreement, as amended by the 1999-3 Intercreditor Amendment, the “1999-3 Intercreditor Agreement”);

(v)           the Intercreditor Agreement dated as of June 28, 2000 (the “Original 2000-1 Intercreditor Agreement”), by and among the Trustees parties thereto, Credit Suisse First Boston, New York Branch, MBIA Insurance Corporation and U.S. Bank, as the Subordination Agent, to be amended on the Exchange Date by an amendment identical to the “First Amendment to Intercreditor Agreement Series 2000-1” attached as Exhibit 99.17 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 2000-1 Intercreditor Agreement (the “2000-1 Intercreditor Amendment”) (the Original 2000-1 Intercreditor Agreement, as amended by the 2000-1 Intercreditor Amendment, the “2000-1 Intercreditor Agreement”);

(vi)          the Intercreditor Agreement dated as of June 1, 2001, by and among the Trustees parties thereto, Landesbank Hessen-Thuringen Girozentrale and U.S. Bank, as the Subordination Agent, as amended by Amendment No. 1 thereto, dated as of April 4, 2002, among the Trustee, U.S. Bank, as Subordination Agent, and the Company (the “ Original 2001-1 Intercreditor Agreement”), and to be further amended on the Exchange Date by an amendment identical to the “Second Amendment to Intercreditor Agreement Series 2001-1” attached as Exhibit 99.19 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 2001-1 Intercreditor Agreement (the “2001-1 Intercreditor Amendment”) (the Original 2001-1 Intercreditor Agreement, as amended by the 2001-1 Intercreditor Amendment, the “2001-1 Intercreditor Agreement”);

(vii)         the Intercreditor Agreement dated as of July 5, 2001 (the “Original 2001-2 Intercreditor Agreement”), by and among the Trustees parties thereto, CDC

Finance-CDC IXIS, CDC Financial Products Inc. and U.S. Bank, as the Subordination Agent, to be amended on the Exchange Date by an amendment identical to the “First Amendment to Intercreditor Agreement Series 2001-2” attached as Exhibit 99.20 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 2001-2 Intercreditor Agreement (the “2001-2 Intercreditor Amendment”) (the Original 2001-2 Intercreditor Agreement, as amended by the 2001-2 Intercreditor Amendment, the “2001-2 Intercreditor Agreement”);

(viii)        the Intercreditor Agreement dated as of August 5, 2002, by and among the Trustees parties thereto, Westdeutsche Landesbank Girozentrale, New York Branch, Credit Suisse First Boston International, MBIA Insurance Corporation and U.S. Bank, as the Subordination Agent, as amended by Amendment No. 1 thereto, dated as of November 20, 2002, among the Trustee, U.S. Bank, as Subordination Agent, and the Company (the “Original 2002-1 Intercreditor Agreement”) and to be further amended on the Exchange Date by an amendment identical to the “Second Amendment to Intercreditor Agreement Series 2002-1” attached as Exhibit 99.22 to the Registration Statement, among the 2003-1 Trustee and the parties to the Original 2002-1 Intercreditor Agreement (the “2002-1 Intercreditor Amendment”) (the Original 2002-1 Intercreditor Agreement, as amended by the 2002-1 Intercreditor Amendment, the “2002-1 Intercreditor Agreement”; and collectively with the 1999-2 Intercreditor Agreement, the 1999-3 Intercreditor Agreement, the 2000-1 Intercreditor Agreement, the 2001-1 Intercreditor Agreement and the 2001-2 Intercreditor Agreement, the “Intercreditor Agreements”); and

(ix)           each of the Trust Indentures listed on Schedule A hereto, in each case to be amended on the Exchange Date by an amendment identical to the “Form of Amendment to Indenture” for the Prior Series to which such Trust Indenture relates (such Forms being the “Form of Amendment to Indenture for Series 1999-2A, 1999-2B and 1999-2C”, the “Form of Amendment to Indenture for Series 1999-3G, 1999-3B and 1999-3C”, the “Form of Amendment to Indenture for Series 2000-1G and 2000-1C”, the “Form of Amendment to Indenture for Series 2001-1A-1, 2001-1A-2, 2001-1B, 2001-1C and 2001-1D”, the “Form of Amendment to Indenture for Series 2001-1 (747)”, the “Form of Amendment to Indenture for Series 2001-2A and 2001-2B”, and the “Form of Amendment to Indenture for Series 2002-1G-1, 2002-1G-2, 2002-1C-1, 2002-1C-2 and 2002-1D”, attached as Exhibits 99.37, 99.39, 99.41, 99.43, 99.44, 99.46 and 99.48, respectively, to the Registration Statement and the Junior Equipment Notes (as defined in the Registration Statement) issued (in the case of Series 2001-1 and Series 2002-1), or (in the case of Series 1999-2, Series 1999-3, Series 2000-1, and Series 2001-2, and the Series E Equipment Note) to be issued on the Exchange Date in identical form as the forms attached hereto as Exhibits 1 through 5, respectively, thereunder.

In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you in preparation for the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and NWA Corp., and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of originals of such latter documents.  We have also assumed that each document we have examined in its unexecuted form will be executed and delivered on the Exchange Date in the identical form that we have examined, but for the removal of brackets and the insertion of correct dates, aircraft-specific information and numerical information.  Any reference herein to a document that we have reviewed which is to be executed and delivered in a form “identical” to the form which we have reviewed means that such document shall be executed and delivered in the form we have reviewed but with all brackets removed and correct dates, aircraft-specific information and numerical information inserted.

Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

The statements made in the Prospectus under the caption “Certain Federal Income Tax Considerations”, to the extent such statements summarize material tax consequences with respect to the exchange offers and the beneficial ownership and disposition of the Class D Certificates to the holders thereof described therein, are correct in all material respects.

With respect to this opinion, we have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraph 1 above.

We hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to the references to our firm under the headings “Certain Federal Income Tax Considerations” and “Legal Matters” in the Prospectus.  This consent is not to be construed as an admission that we are a person whose consent is required to be filed with the Registration Statement and Legal Matters under the provisions of the Act.

We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the federal law of the United States.

This opinion letter is rendered to you in connection with the above described transactions.  This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

Very truly yours,

/s/ Cadwalader, Wickersham & Taft LLP

SCHEDULE A

Trust Indenture and Security Agreement [NW 2000 C] dated as of May 23, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 C] dated May 23, 2000.

Trust Indenture and Security Agreement [NW 2000 D] dated as of May 23, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 D] dated May 23, 2000.

Trust Indenture and Security Agreement [NW 2000 DD] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 DD] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 EE] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 EE] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 FF] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 FF] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 GG] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 GG] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 HH] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 HH] dated June 15, 2000.

Trust Indenture and Security Agreement [NW 2000 II] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 II] dated June 13, 2000.

Trust Indenture and Security Agreement [NW 2000 JJ] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 JJ] dated June 12, 2000.

Trust Indenture and Security Agreement [NW 2000 KK] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 KK] dated June 12, 2000.

Trust Indenture and Security Agreement [NW 2000 LL] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 LL] dated June 14, 2000.

Trust Indenture and Security Agreement [NW 2000 MM] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 MM] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 NN] dated as of June 12, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 NN] dated June 16, 2000.

Trust Indenture and Security Agreement [NW 2000 E] dated as of July 10, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 E] dated July 10, 2000.

Trust Indenture and Security Agreement [NW 2000 F] dated as of July 17, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 F] dated July 17, 2000.

Trust Indenture and Security Agreement [NW 2000 G] dated as of September 28, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 G] dated September 28, 2000.

Trust Indenture and Security Agreement [NW 2000 H] dated as of September 26, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 H] dated September 26, 2000.

Trust Indenture and Security Agreement [NW 2000 I] dated as of October 26, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 I] dated October 26, 2000.

Trust Indenture and Security Agreement [NW 2000 J] dated as of December 19, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 J] dated December 19, 2000.

Trust Indenture and Security Agreement [NW 2000 K] dated as of July 14, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 K] dated July 14, 2000.

Trust Indenture and Security Agreement [NW 2000 L] dated as of July 20, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 L] dated July 20, 2000.

Trust Indenture and Security Agreement [NW 2000 M] dated as of July 20, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 M] dated July 20, 2000.

Trust Indenture and Security Agreement [NW 2000 N] dated as of July 24, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 N] dated July 24, 2000.

Trust Indenture and Security Agreement [NW 2000 O] dated as of July 24, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 O] dated July 24, 2000.

Trust Indenture and Security Agreement [NW 2000 P] dated as of July 24, 2000, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2000 P] dated July 24, 2000.

Trust Indenture and Security Agreement [NW 2001 A] dated as of January 25, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 A] dated January 25, 2001.

Trust Indenture and Security Agreement [NW 2001 B] dated as of February 22, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 B] dated February 22, 2001.

Trust Indenture and Security Agreement [NW 2001 C] dated as of March 15, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 C] dated March 15, 2001.

Trust Indenture and Security Agreement [NW 2001 D] dated as of March 22, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 D] dated March 22, 2001.

Trust Indenture and Security Agreement [NW 2001 E] dated as of April 26, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 E] dated April 26, 2001.

Trust Indenture and Security Agreement [NW 2001 F] dated as of May 21, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 F] dated May 22, 2001.

Trust Indenture and Security Agreement [NW 2001 G] dated as of May 17, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 G] dated May 17, 2001.

Trust Indenture and Security Agreement [NW 2002 A] dated as of March 11, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 A] dated March 13, 2002.

Trust Indenture and Security Agreement [NW 2002 B] dated as of April 5, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 B] dated April 5, 2002.

Trust Indenture and Security Agreement [NW 2002 C] dated as of May 31, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 C] dated May 31, 2002, as amended by the First Amendment to Trust Indenture and Security Agreement [NW 2002 C] dated as of August 9, 2002.

Trust Indenture and Security Agreement [NW 2002 D] dated as of June 28, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 D] dated June 28, 2002, as amended by the First Amendment to Trust Indenture and Security Agreement [NW 2002 D] dated as of August 9, 2002.

Trust Indenture and Security Agreement [NW 2002 E] dated as of July 16, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 E] dated July 22, 2002, as amended by the First Amendment to Trust Indenture and Security Agreement [NW 2002 E], dated as of August 9, 2002.

Trust Indenture and Security Agreement [NW 2002 F] dated as of August 16, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 F] dated August 16, 2002.

Trust Indenture and Security Agreement [NW 2002 G] dated as of August 28, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 G] dated August 28, 2002.

Trust Indenture and Security Agreement [NW 2002 H] dated as of August 29, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 H] dated August 28, 2002.

Trust Indenture and Security Agreement [NW 2002 I] dated as of September 23, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 I] dated September 23, 2002.

Trust Indenture and Security Agreement [NW 2002 J] dated as of September 25, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 J] dated September 25, 2002.

Trust Indenture and Security Agreement [NW 2002 K] dated as of October 24, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 K] dated October 25, 2002.

Trust Indenture and Security Agreement [NW 2002 L] dated as of November 1, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 L] dated November 1, 2002.

Trust Indenture and Security Agreement [NW 2002 M] dated as of November 14, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 M] dated November 14, 2002.

Trust Indenture and Security Agreement [NW 2001 N372NW] dated as of November 29, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 N372NW] dated November 29, 2001.

Trust Indenture and Security Agreement [NW 2001 N373NW] dated as of December 12, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 N373NW] dated December 12, 2001.

Trust Indenture and Security Agreement [NW 2001 N374NW] dated as of December 17, 2001, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2001 N374NW] dated December 18, 2001.

Trust Indenture and Security Agreement [NW 2002 N334NB] dated as of January 17, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N334NB] dated January 17, 2002.

Trust Indenture and Security Agreement [NW 2002 N335NB] dated as of January 23, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N335NB] dated January 24, 2002.

Trust Indenture and Security Agreement [NW 2002 N336NB] dated as of February 21, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N336NB] dated February 21, 2002.

Trust Indenture and Security Agreement [NW 2002 N337NB] dated as of February 25, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N337NB] dated February 25, 2002.

Trust Indenture and Security Agreement [NW 2002 N338NB] dated as of March 7, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N338NB] dated March 8, 2002.

Trust Indenture and Security Agreement [NW 2002 N339NB] dated as of March 27, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N339NB] dated March 27, 2002.

Trust Indenture and Security Agreement [NW 2002 N341NB] dated as of May 7, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N341NB] dated May 9, 2002.

Trust Indenture and Security Agreement [NW 2002 N375NC] dated as of June 6, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N375NC] dated June 10, 2002.

Trust Indenture and Security Agreement [NW 2002 N343NB] dated as of June 13, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N343NB] dated June 14, 2002.

Trust Indenture and Security Agreement [NW 2002 N345NB] dated as of July 5, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N345NB] dated July 8, 2002.

Trust Indenture and Security Agreement [NW 2002 N376NW] dated as of July 11, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N376NW] dated July 11, 2002.

Trust Indenture and Security Agreement [NW 2002 N] dated as of November 20, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 N] dated November 21, 2002.

Trust Indenture and Security Agreement [NW 2002 O] dated as of December 10, 2002, between Northwest Airlines, Inc. and State Street Bank and Trust Company as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2002 O] dated December 17, 2002.

Trust Indenture and Security Agreement [NW 2003 A] dated as of February 26, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 A] dated February 26, 2003.

Trust Indenture and Security Agreement [NW 2003 B] dated as of March 3, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 B] dated March 3, 2003.

Trust Indenture and Security Agreement [NW 2003 C] dated as of March 18, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 C] dated March 18, 2003.

Trust Indenture and Security Agreement [NW 2003 D] dated as of March 31, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 D] dated April 1, 2003.

Trust Indenture and Security Agreement [NW 2003 F] dated as of May 20, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 F] dated May 21, 2003.

Trust Indenture and Security Agreement [NW 2003 G] dated as of June 5, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 G] dated June 5, 2003.

Trust Indenture and Security Agreement [NW 2003 H] dated as of June 19, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 H] dated June 20, 2003.

Trust Indenture and Security Agreement [NW 2003 J] dated as of June 27, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 J] dated June 27, 2003.

Trust Indenture and Security Agreement [NW 2003 K] dated as of July 7, 2003, between Northwest Airlines, Inc. and U.S. Bank National Association as Indenture Trustee, as supplemented by Trust Indenture Supplement [NW 2003 K] dated July 8, 2003.

EXHIBIT 1

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES 1999-2D SECURED CERTIFICATE DUE [        ] ISSUED IN CONNECTION WITH THE AIRBUS A319-114 AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N[       ].

No.	Date: [ ]
$

INTEREST RATE	MATURITY DATE
[ ]	[ , ]

NORTHWEST AIRLINES, INC. (the “Owner”), hereby promises to pay to U.S. Bank National Association, as Subordination Agent, or the registered assignee thereof, the principal sum of $                    (the “Principal Amount”), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above.  The Principal Amount of this Secured Certificate shall be payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto.  Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [March/September 1,            ], and thereafter on [September 1] and [March 1] of each year, to and including [                         ].  Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate.  Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Security Agreement [NW 2000    ], dated as of May 23, 2000, between the Owner and State Street Bank and Trust Company (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.  All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue.  Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture.  Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, first, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Secured Certificate then due, third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture.  The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates.  The provisions of this Secured Certificate are subject to the Trust Indenture.  Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is

2

registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise.  This Secured Certificate is also subject to assumption by an owner trustee as provided in Section 2.13 of the Trust Indenture.

The indebtedness evidenced by this Secured Certificate is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series A, Series B and Series C Secured Certificates, and this Secured Certificate is issued subject to such provisions.  The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

*   *   *

3

IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

NORTHWEST AIRLINES, INC.,

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely
as Indenture Trustee

By
Name:
Title:

4

SCHEDULE I

SECURED CERTIFICATES AMORTIZATION

Payment Date	Percentage of Principal Amount to be Paid

5

EXHIBIT 2

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES 1999-3D SECURED CERTIFICATE DUE [           ] ISSUED IN CONNECTION WITH THE BRITISH AEROSPACE AVRO 146-RJ85A AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N [           ].

No.	Date: [ ]
$

INTEREST RATE	MATURITY DATE
[ ]	[ , ]

NORTHWEST AIRLINES, INC. (the “Owner”), hereby promises to pay to U.S. Bank National Association, as Subordination Agent, or the registered assignee thereof, the principal sum of $               (the “Principal Amount”), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above.  The Principal Amount of this Secured Certificate shall be payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto.  Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [April 1, 2004], and thereafter on April 1 and October 1 of each year, to and including [                     ].  Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate.  Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Security Agreement [NW 2000     ], dated as of [                      ], between the Owner and State Street Bank and Trust Company (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.  All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any

1

overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue.  Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture.  Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, first, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Secured Certificate then due, third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture.  The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates.  The provisions of this Secured Certificate are subject to the Trust Indenture.  Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

2

Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise.  This Secured Certificate is also subject to assumption by an owner trustee as provided in Section 2.13 of the Trust Indenture.

The indebtedness evidenced by this Secured Certificate is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series G, Series B and Series C Secured Certificates, and this Secured Certificate is issued subject to such provisions.  The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

*   *   *

3

IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

NORTHWEST AIRLINES, INC.,

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely
as Indenture Trustee

By
Name:
Title:

4

SCHEDULE I

SECURED CERTIFICATES AMORTIZATION

Payment Date	Percentage of Principal Amount to be Paid

5

EXHIBIT 3

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES 2000-1D SECURED CERTIFICATE DUE [       ] ISSUED IN CONNECTION WITH THE [AIRBUS A319-114] [BOEING 757-251] AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N [          ].

No.	Date: [ ]
$

INTEREST RATE	MATURITY DATE
[ ]	[ , ]

NORTHWEST AIRLINES, INC. (the “Owner”), hereby promises to pay to U.S. Bank National Association, as Subordination Agent, or the registered assignee thereof, the principal sum of $              (the “Principal Amount”), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above.  The Principal Amount of this Secured Certificate shall be payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto. Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [April/October 1,        ], and thereafter on [October 1] and [April 1] of each year, to and including [               ].  Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate.  Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Security Agreement [NW                ], dated as of [                ], between the Owner and State Street Bank and Trust Company (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.  All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue.  Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture.  Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, first, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Secured Certificate then due, third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture.  The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates.  The provisions of this Secured Certificate are subject to the Trust Indenture.  Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is

2

 registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise.  This Secured Certificate is also subject to assumption by an owner trustee as provided in Section 2.13 of the Trust Indenture.

The indebtedness evidenced by this Secured Certificate is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series G and Series C Secured Certificates, and this Secured Certificate is issued subject to such provisions.  The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

*   *   *

3

IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

NORTHWEST AIRLINES, INC.,

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely
as Indenture Trustee

By
Name:
Title:

4

SCHEDULE I

SECURED CERTIFICATES AMORTIZATION

Payment Date	Percentage of Principal Amount to be Paid

5

EXHIBIT 4

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES 2001-2C SECURED CERTIFICATE DUE [        ] ISSUED IN CONNECTION WITH THE AIRBUS [A320-212][A319-114] AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER [N      ].

No.	Date: [ ]
$

MATURITY DATE

[           ,       ]

NORTHWEST AIRLINES, INC. (the “Owner”), hereby promises to pay to U.S. Bank National Association, as Subordination Agent, or the registered assignee thereof, the principal sum of $             (the “Principal Amount”), together with interest on the amount of the Principal Amount remaining unpaid from time to time from the date hereof until paid in full at a rate per annum for each Interest Period equal to the Debt Rate for Series C for such Interest Period (calculated on the basis of a year of 360 days and actual days elapsed during the period for which such amount accrues).  The Principal Amount of this Secured Certificate shall be payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto. Accrued but unpaid interest shall be due and payable in quarterly installments commencing on [            ], and thereafter on May 6, August 6, November 6 and February 6 of each year, to and including [                  ].  Interest shall be payable with respect to the first but not the last day of each Interest Period.  Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate. Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of interest payable.

For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Security Agreement [NW               ], dated as of [                     ], between the Owner and State Street Bank and Trust Company (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.  All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days and actual days elapsed during which such amount accrues) on any overdue Principal Amount and (to the extent permitted by applicable Law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue.  Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture.  Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment of Principal Amount, Break Amount and interest received by it hereunder shall be applied, first, to the payment of Break Amount, if any, on this Secured Certificate, second, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, third, to the payment of the Principal Amount of this Secured Certificate then due, and fourth, the balance, if any, remaining thereafter, to the payment of installments of the Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture.  The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates.  The provisions of this Secured Certificate are subject to the Trust Indenture and the other Operative Indentures.  Reference is hereby made to the Trust Indenture, the Participation Agreement and the other Operative Indentures for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate (including as a “Related Secured Certificate” under each of the other Operative Indentures) and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture, the Participation Agreement and the other Operative Indentures each holder hereof agrees by its acceptance of this Secured Certificate.

As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

2

Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise.  This Secured Certificate may be accelerated as provided in Section 4.02 of the Trust Indenture.

The indebtedness evidenced by this Secured Certificate is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series A Secured Certificates, Related Series A Secured Certificates, Series B Secured Certificates and Related Series B Secured Certificates, and this Secured Certificate is issued subject to such provisions. The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

*   *   *

3

IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

NORTHWEST AIRLINES, INC.,

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely
as Indenture Trustee

By
Name:
Title:

4

SCHEDULE I

SECURED CERTIFICATES AMORTIZATION

Payment Date	Percentage of Principal Amount to be Paid

5

EXHIBIT 5

THIS SECURED CERTIFICATE HAS NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO THE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, THIS SECURED CERTIFICATE MAY NOT BE SOLD UNLESS EITHER REGISTERED UNDER THE ACT AND SUCH APPLICABLE STATE LAWS OR AN EXEMPTION FROM SUCH REGISTRATIONS IS AVAILABLE.

NORTHWEST AIRLINES, INC. SERIES 2001-1E SECURED CERTIFICATE DUE [       ] ISSUED IN CONNECTION WITH THE BOEING 747-451 AIRCRAFT BEARING UNITED STATES REGISTRATION NUMBER N675NW.

No.	Date: [ ]
$

INTEREST RATE	MATURITY DATE
[ ]	[ , ]

NORTHWEST AIRLINES, INC. (the “Owner”), hereby promises to pay to U.S. Bank National Association, as Subordination Agent, or the registered assignee thereof, the principal sum of $               (the “Principal Amount”), together with interest on the amount of the Principal Amount remaining unpaid from time to time (calculated on the basis of a year of 360 days comprised of twelve 30-day months) from the date hereof until paid in full at a rate per annum equal to the interest rate indicated above.  The Principal Amount of this Secured Certificate shall be payable in installments on the dates set forth in Schedule I hereto equal to the corresponding percentage of the Principal Amount of this Secured Certificate set forth in Schedule I hereto. Accrued but unpaid interest shall be due and payable in semi-annual installments commencing [April 1, 2004], and thereafter on [October 1 and April 1] of each year, to and including [                    ].  Notwithstanding the foregoing, the final payment made on this Secured Certificate shall be in an amount sufficient to discharge in full the unpaid Principal Amount and all accrued and unpaid interest on, and any other amounts due under, this Secured Certificate.  Notwithstanding anything to the contrary contained herein, if any date on which a payment under this Secured Certificate becomes due and payable is not a Business Day then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment during such extension.

For purposes hereof, the term “Trust Indenture” means the Trust Indenture and Security Agreement [NW 2002 A], dated as of March 11, 2002, between the Owner and State Street Bank and Trust Company (the “Indenture Trustee”), as the same may be amended or supplemented from time to time.  All other capitalized terms used in this Secured Certificate and not defined herein shall have the respective meanings assigned in the Trust Indenture.

This Secured Certificate shall bear interest, payable on demand, at the Past Due Rate (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any overdue Principal Amount, any overdue Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest and any other amounts payable hereunder which are overdue, in each case for the period the same is overdue.  Amounts shall be overdue if not paid when due (whether at stated maturity, by acceleration or otherwise).

There shall be maintained a Secured Certificate Register for the purpose of registering transfers and exchanges of Secured Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor in the manner provided in Section 2.07 of the Trust Indenture.

The Principal Amount and interest and other amounts due hereunder shall be payable in Dollars in immediately available funds at the Corporate Trust Office of the Indenture Trustee, or as otherwise provided in the Trust Indenture.  Each such payment shall be made on the date such payment is due and without any presentment or surrender of this Secured Certificate, except that in the case of any final payment with respect to this Secured Certificate, the Secured Certificate shall be surrendered promptly thereafter to the Indenture Trustee for cancellation.

The holder hereof, by its acceptance of this Secured Certificate, agrees that, except as provided in the Trust Indenture, each payment received by it hereunder shall be applied, first, to the payment of accrued interest on this Secured Certificate (as well as any interest on any overdue Principal Amount, any overdue Make-Whole Amount, if any, or, to the extent permitted by Law, any overdue interest and other amounts hereunder) to the date of such payment, second, to the payment of the Principal Amount of this Secured Certificate then due, third, to the payment of Make-Whole Amount, if any, and any other amount due hereunder or under the Trust Indenture, and fourth, the balance, if any, remaining thereafter, to the payment of Principal Amount of this Secured Certificate remaining unpaid in the inverse order of their normal maturity.

This Secured Certificate is one of the Secured Certificates referred to in the Trust Indenture which have been or are to be issued by the Owner pursuant to the terms of the Trust Indenture.  The Collateral is held by the Indenture Trustee as security, in part, for the Secured Certificates.  The provisions of this Secured Certificate are subject to the Trust Indenture.  Reference is hereby made to the Trust Indenture and the Participation Agreement for a complete statement of the rights and obligations of the holder of, and the nature and extent of the security for, this Secured Certificate and the rights and obligations of the holders of, and the nature and extent of the security for, any other Secured Certificates executed and delivered under the Trust Indenture, as well as for a statement of the terms and conditions of the trust created by the Trust Indenture, to all of which terms and conditions in the Trust Indenture and the Participation Agreement each holder hereof agrees by its acceptance of this Secured Certificate.

As provided in the Trust Indenture and subject to certain limitations therein set forth, this Secured Certificate is exchangeable for a like aggregate Principal Amount of Secured Certificates of different authorized denominations, as requested by the holder surrendering the same.

Prior to due presentment for registration of transfer of this Secured Certificate, the Owner and the Indenture Trustee shall treat the person in whose name this Secured Certificate is

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registered as the owner hereof for all purposes whether or not this Secured Certificate be overdue, and neither of the Owner nor the Indenture Trustee shall be affected by notice to the contrary.

This Secured Certificate is subject to redemption as provided in Sections 2.10, 2.11 and 2.12 of the Trust Indenture but not otherwise.  This Secured Certificate is also subject to assumption by an owner trustee as provided in Section 2.13 of the Trust Indenture.

The indebtedness evidenced by this Secured Certificate is, to the extent and in the manner provided in the Trust Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations (as defined in the Trust Indenture) in respect of Series A-1 Secured Certificates, Series A-2 Secured Certificates, Series B Secured Certificates and Series C Secured Certificates, and this Secured Certificate is issued subject to such provisions. The Certificate Holder of this Secured Certificate, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Indenture Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Trust Indenture and (c) appoints the Indenture Trustee his attorney-in-fact for such purpose.

Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee by manual signature, this Secured Certificate shall not be entitled to any benefit under the Trust Indenture or be valid or obligatory for any purpose.

THIS SECURED CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

*   *   *

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IN WITNESS WHEREOF, the Owner has caused this Secured Certificate to be executed in its corporate name by its officer thereunto duly authorized on the date hereof.

NORTHWEST AIRLINES, INC.,

By
Name:
Title:

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Secured Certificates referred to in the within-mentioned Trust Indenture.

U.S. BANK NATIONAL ASSOCIATION,
not in its individual capacity but solely
as Indenture Trustee

By
Name:
Title:

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SCHEDULE I

SECURED CERTIFICATES AMORTIZATION

Payment Date	Percentage of Principal Amount to be Paid

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